UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2005

ENER1, INC.

(Exact name of registrant as specified in its charter)

FLORIDA	0-21138	59-2479377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Cypress Creek Road, Suite 100

Ft. Lauderdale, Florida

(Address of principal executive offices)

33309
(Zip Code)

(954) 556-4020
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Ener1, Inc.’s auditors have released their consent to have their audit report incorporated into the Company’s registration statements on Form S-8 as named and as indicated in Item 9.01 below.

Item 9.01 Financial Statements and Exhibits

Exhibit 23.1 Consent of Malone & Bailey, PC for incorporation by reference in the  Registration Statement of Ener1, Inc. on Form S-8 (File No. 333-112581) of its Audit Report described in the attached exhibit.

Exhibit 23.2 Consent of Malone & Bailey, PC for incorporation by reference in the  Registration Statement of Ener1, Inc. on Form S-8 (File No. 333-112583) of its  Audit Report described in the attached exhibit.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2006	Ener1, Inc. (Registrant) By: /s/ Ronald N. Stewart Ronald N. Stewart Interim Chief Executive Officer, General Counsel and Secretary